Exhibit 32.1

906 CERTIFICATION OF CERTIFYING OFFICER

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report On Form 10-K of Green Energy Renewable Solutions, Inc. for the Year Ended December 31, 2012, I, Roger Silverthorn, Secretary, Director, Chief Financial Officer, and Chief Accounting Officer of Green Energy Renewable Solutions, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. This Annual Report on Form 10-K for the year ended December 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Annual Report on Form 10-K for the year ended December 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of Green Energy Renewable Solutions, Inc.

Dated: April , 2013

GREEN ENERGY RENEWABLE SOLUTIONS, INC.

By:	/s/ Roger Silverthorn
Secretary, Director,
Principal Financial Officer